Exhibit 10.5
Execution Version

FOURTH AMENDMENT TO
MARKETING AGREEMENT
This FOURTH AMENDMENT TO MARKETING AGREEMENT (this “Amendment”), dated as of September 21, 2020 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER MARKETPLACE, INC., a Delaware corporation having its principal location in San Francisco, California (“Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Marketing Agreement (as defined below).
RECITALS
WHEREAS, reference is made to that certain Marketing Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Marketing Agreement”); and

WHEREAS, the Parties desire to amend the Existing Marketing Agreement to provide for same-day ACH funding.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Company mutually agree as follows:
1.Section 6 of the Existing Marketing Agreement is hereby amended by deleting subsections 6(a) and 6(b) and inserting in lieu thereof the following:
“(a)    In order to support the administration of the Program on behalf of Bank, Company shall provide a Funding Statement to Bank by e-mail or as otherwise mutually agreed by the Parties by 1:00 PM Mountain Time on each Funding Date (or, with respect to any Loan that is intended to be funded in whole or in part via same-day ACH transfer, by 9:00 AM Mountain Time on such Funding Date). Each Funding Statement shall (i) identify those Applicants whose Applications have been reviewed by Company on the Bank’s behalf who satisfy the requirements of Bank’s Credit Policy for the Program, and (ii) provide the requested Funding Amount to be disbursed by Bank on such Funding Date, including instructions for the disbursement of Loan Proceeds to each Borrower and/or such Borrower’s designee, and (iii) provide the aggregate Marketing Fee with respect to the Loans requested for funding by Bank. Bank’s funding of any Applicant is at all times subject to Bank’s approval as set forth in Section 3. The Funding Statement shall be in the form of Exhibit E.”
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“(b)    Subject to timely receipt of the Funding Statement, and receipt from Company of instructions for the disbursement of Loan Proceeds to each Borrower, Bank shall initiate the disbursement of Loan Proceeds to Borrowers and/or Borrower’s designees in accordance with the procedures determined by the Parties, by no later than 4:00 PM Mountain Time on each Funding Date (or, with respect to any Loan that is intended to be funded in whole or in part via same-day ACH transfer, by 11:00 AM Mountain Time on such Funding Date).”
2.Schedule 6 to the Existing Marketing Agreement is hereby amended by deleting the sentence that currently states “The Per Loan Amount is equal to twenty-five cents ($0.25).” and inserting in lieu thereof the following: “The Per Loan Amount is equal to twenty-five cents ($0.25) plus, for any Loan that is funded in whole or in part via same-day ACH transfer, an additional twenty-five cents ($0.25).”
3.Miscellaneous
.
i.Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Marketing Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Marketing Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Marketing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Marketing Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Marketing Agreement. In the event of any inconsistency between this Amendment and the Existing Marketing Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Marketing Agreement shall be deemed to mean the Existing Marketing Agreement as amended by this Amendment.
ii.Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
iii.Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.
[Signature Pages to Follow]

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    IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By: ______________________________
Name:
Title:

[Signature Page to Fourth Amendment to Marketing Agreement]
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PROSPER MARKETPLACE, INC.

By: ______________________________
Name:
Title:

[Signature Page to Fourth Amendment to Marketing Agreement]
ACTIVE 261208858